BANC ONE AUTO GRANTOR                         PAGE 1
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
         COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                      DISTRIBUTION DATE JANUARY 15, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                           $305,686,731.00
(B) Total Certificate Balance                                                                          $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                     96.00%
    (ii)  Original Class A Principal Balance                                                           $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                               6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                      4.00%
    (ii)  Original Class B Principal Balance                                                            $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                               6.70%
(E) Servicing Fee Rate (per annum)                                                                                1.00%
(F) Weighted Average Coupon (WAC)                                                                                12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                    60.12  months
(H) Weighted Average Remaining Maturity (WAM)                                                                    45.97  months
(I) Number of Receivables                                                                                       31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                 1.50%
    (ii)  Reserve Fund Initial Deposit                                                                    $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                               1.00%
          (c) Percent of Remaining Certificate Balance                                                             3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                     8.00%


                            BANC ONE AUTO GRANTOR                         PAGE 2
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
         COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                      DISTRIBUTION DATE JANUARY 15, 1997


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                           $227,006,394.34
(B) Total Certificate Balance                                                                          $227,006,394.34
(C) Total Certificate Pool Factor                                                                            0.7426112
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                   $217,925,943.68
    (ii) Class A Certificate Pool Factor                                                                     0.7426112
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                     $9,080,450.66
    (ii) Class B Certificate Pool Factor                                                                     0.7426112

(F) Reserve Fund Balance                                                                                  7,377,707.82
(G) Cumulative Net Losses for All Prior Periods                                                           3,368,224.55
(H) Charge-off Rate for Second Preceding Period                                                                   1.41%
(I) Charge-off Rate for Preceding Period                                                                          1.83%
(J) Delinquency Percentage for Second Preceding Period                                                            0.46%
(K) Delinquency Percentage for Preceding Period                                                                   0.45%
(L) Weighted Average Coupon (WAC)                                                                               12.130%
(M) Weighted Average Remaining Maturity (WAM)                                                                    41.66  months
(N) Number of Receivables                                                                                       26,515

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                           9,971,445.85
    (ii)  Prepayments in Full                                                                                     0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                          0.00
    (iv) Other Refunds Related to Principal                                                                       0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                            2,157,157.87
    (ii)  Repurchased Loan Proceeds Related to Interest                                                           0.00
(C) Weighted Average Coupon (WAC)                                                                                12.12%
(D) Weighted Average Remaining Maturity (WAM)                                                                    41.02  months
(E) Remaining Number of Receivables                                                                             25,822

(F) Delinquent Receivables                                             Dollar Amount                          #  Units
                                                                       --------------                         --------
    (i)  30-59 Days Delinquent                                              3,983,400        1.84%                 462
    (ii)  60-89 Days Delinquent                                               770,507        0.36%                  87
    (iii) 90 Days or More Delinquent                                          213,635        0.10%                  27



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                                                                           32,101.12
(B) Collection Account Investment Income                                                                          0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                             702,566.10
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                              675,828.91
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                          26,737.19
    (ii)  Liquidation Proceeds Related to Interest                                                                0.00
    (iii) Recoveries from Prior Month Charge Offs                                                           230,869.09

                            BANC ONE AUTO GRANTOR                         PAGE 3
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
         COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                      DISTRIBUTION DATE JANUARY 15, 1997


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                            2,157,157.87
(B) Liquidation Proceeds Related to Interest                                                                      0.00
(C) Repurchased Loan Proceeds                                                                                     0.00
(D) Recoveries from Prior Month Charge Offs                                                                 230,869.09
                                                                                              ------------------------
(E) Interest Collections                                                                                  2,388,026.96

Principal Collections:
(F) Principal Payments Received                                                                          $9,971,445.85
(G) Liquidation Proceeds Related to Principal                                                                26,737.19
(H) Repurchased Loan Proceeds                                                                                     0.00
                                                                                              ------------------------
(I) Principal Collections                                                                                 9,998,183.04

(J) Total Collections                                                                                   $12,386,210.00

F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee:
    (i)   Servicing Fee                                                                                    $189,172.00
    (ii)  Prior Collection Period unpaid Servicing Fees                                                           0.00
                                                                                              ------------------------
    (iii)  Total Servicing Fee                                                                             $189,172.00

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                       $1,189,512.44
    (ii)  Class A prior period Interest Carryover Shortfall                                                       0.00
                                                                                              ------------------------
    (iii)  Class A Interest Distribution                                                                 $1,189,512.44
(C) Class B Certificates

    (i)   Class B Monthly Interest                                                                          $50,699.18
    (ii)  Class B prior period Interest Carryover Shortfall                                                       0.00
                                                                                              ------------------------
    (iii)  Class B Interest Distribution                                                                    $50,699.18

(D) Total Certificate Interest Distribution                                                              $1,240,211.63
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                     $1,429,383.62

Principal:
(F) Principal Collections                                                                                $9,998,183.04
(G) Realized Losses                                                                                         675,828.91
                                                                                              ------------------------
(H) Total Monthly Principal                                                                             $10,674,011.95

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                      10,247,042.33
    (ii)  Class A prior period Principal Carryover Shortfall                                                      0.00
                                                                                              ------------------------
    (iii)  Class A Principal Distribution                                                                10,247,042.33
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                         426,969.62
    (ii)  Class B prior period Principal Carryover Shortfall                                                      0.00
                                                                                              ------------------------
    (iii)  Class B Principal Distribution                                                                   426,969.62

(K) Total Principal Distribution                                                                         10,674,011.95

(L) Total Interest and Principal Distribution Amounts                                                    12,103,395.57
       plus Servicing Fee

                            BANC ONE AUTO GRANTOR                         PAGE 4
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
         COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                      DISTRIBUTION DATE JANUARY 15, 1997


G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                                                2,388,026.96
(B)  Class B Percentage of Principal Collections                                                            399,935.88
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                               189,172.00
    (ii)  Servicing Fee paid                                                                                189,172.00

                                                                                              ------------------------
    (iii)  Unpaid Servicing Fee                                                                                   0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                       2,198,854.96
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                  1,189,512.44
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee               1,189,512.44
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                  1,009,342.52
    (iv)   Class A Interest Distribution remaining to be paid                                                     0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                    0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                     0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                   0.00
    (viii) Class A Interest Carryover Shortfall                                                                   0.00
    (ix)   Class A Interest Distribution paid                                                             1,189,512.44

(F) Class B Certificates

    (i)   Class B Interest Distribution                                                                      50,699.18
    (ii)  Class B Interest Distribution paid from Interest Collections after
          Class A Interest Distribution                                                                      50,699.18
    (iii) Total Interest Collections available after Class B Interest Distribution paid                     958,643.34
    (iv)  Class B Interest Distribution remaining to be paid                                                      0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                    0.00
    (vi)  Class B Interest Carryover Shortfall                                                                    0.00
    (vii) Class B Interest Distribution paid                                                                 50,699.18

(G) Total Interest Paid                                                                                   1,240,211.63
(H) Total Interest and Servicing Fee Paid                                                                 1,429,383.62
(I) Total Interest Collections available after Servicing Fee and Class A and Class B
    Interest Distribution paid                                                                              958,643.34

Total Collections available to be distributed:

(J) Total Principal Collections                                                                           9,998,183.04
(K) Excess Interest                                                                                         958,643.34
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                   0.00
(M) Total Collections available to be distributed as principal                                           10,956,826.38

Principal:
(N) Class A Certificates

    (i)   Class A Principal Distribution                                                                 10,247,042.33
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed         10,247,042.33
    (iii) Total Collections available after Class A Principal Distribution paid                             709,784.05
    (iv)  Class A Principal Distribution remaining to be paid                                                     0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                   0.00
    (vi)  Class A Principal Carryover Shortfall                                                                   0.00
    (vii) Total Class A Principal Distribution paid                                                      10,247,042.33

(O) Class B Certificates

    (i)   Class B Principal Distribution                                                                    426,969.62
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed            426,969.62
    (iii) Total Collections available after Class B Principal Distribution paid                             282,814.43
    (iv)  Class B Principal Distribution remaining to be paid                                                     0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                   0.00
    (vi)  Class B Principal Carryover Shortfall                                                                   0.00
    (vii) Total Class B Principal Distribution paid                                                         426,969.62

(P)  Total Excess Cash to the Reserve Fund                                                                  282,814.43

                            BANC ONE AUTO GRANTOR                         PAGE 5
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
         COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                      DISTRIBUTION DATE JANUARY 15, 1997



H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                           Beginning                        End
                                                           of Period                     of Period
                                                       -------------------       ------------------------

(A) Balances and Pool Factors

    (i)   Aggregate Balance of Certificates              $227,006,394.34               $216,332,382.39
    (ii)  Aggregate Certificate Pool Factor                    0.7426112                     0.7076931
    (iii) Class A Principal Balance                       217,925,943.68                207,678,901.35
    (iv)  Class A Pool Factor                                  0.7426112                     0.7076931
    (v)   Class B Principal Balance                         9,080,450.66                  8,653,481.04
    (vi)  Class B Pool Factor                                  0.7426112                     0.7076931

(B) Pool Information

    (i)   Weighted Average Coupon (WAC)                                  12.13%                    12.12%
    (ii)  Weighted Average Remaining Maturity (WAM)                      41.66 months              41.02 months
    (iii) Remaining Number of Receivables                               26,515                    25,822
    (iv)  Pool Balance                                         $227,006,394.34           $216,332,382.39



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                       7,377,707.82
(B) Less: Draw to pay Class A Interest Distribution                                                 0.00
(C) Reserve Account Balance after draw                                                      7,377,707.82
(D) Less: Draw to pay Class B Interest Distribution                                                 0.00
(E) Reserve Account Balance after draw                                                      7,377,707.82
(F) Less: Draw to pay Class A Principal Distribution                                                0.00
(G) Reserve Account Balance after draw                                                      7,377,707.82
(H) Less: Draw to pay Class B Principal Distribution                                                0.00
(I) Reserve Account Balance after draw                                                      7,377,707.82
(J) Total excess Collections deposited in the Reserve Fund                                    282,814.43
                                                                                         ---------------
(K) Reserve Fund Balance                                                                    7,660,522.25
(L) Specified Reserve Account Balance                                                      17,306,590.59
(M) Reserve Account Release to Seller                                                               0.00

                                                                                         ---------------
(N) Ending Reserve Account Balance                                                          7,660,522.25

                                                                                         ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts

    (i)   Liquidation Proceeds Related to Principal                                                                     $26,737.19
    (ii)  Liquidation Proceeds Related to Interest                                                                            0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                 230,869.09
(B) Realized Net Losses for Collection Period                                                                           675,828.91
(C) Charge-off Rate for Collection Period (annualized)                                                                        2.41%
(D) Cumulative Aggregate Net Losses for all Periods                                                                   4,044,053.46

(E) Delinquent Receivables

                                                           Dollar Amount                          #  Units
                                                           -------------                          --------
    (i)   30-59 Days Delinquent                                3,983,400           1.84%             462
    (ii)  60-89 Days Delinquent                                  770,507           0.36%              87
    (iii) 90 Days or More Delinquent                             213,635           0.10%              27

                            BANC ONE AUTO GRANTOR                         PAGE 6
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
         COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                      DISTRIBUTION DATE JANUARY 15, 1997



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate

    (i)   Second Preceding Collection Period                                                                      1.41%
    (ii)  Preceding Collection Period                                                                             1.83%
    (iii) Current Collection Period                                                                               2.41%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                     1.88%

(B) Delinquency Percentages

    (i)   Second Preceding Collection Period                                                                      0.46%
    (ii)  Preceding Collection Period                                                                             0.45%
    (iii) Current Collection Period                                                                               0.46%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                     0.46%

(C) Loss and Delinquency Trigger Indicator                                                       Trigger was hit

                            BANC ONE AUTO GRANTOR                         PAGE 7
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
         COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                      DISTRIBUTION DATE JANUARY 15, 1997


L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                                    Per $1,000 of
                                                                                                                  Original Principal
(A)  Amount of distribution allocable to principal:                                      Dollars ($)                  Balance
                                                                                      ------------------       ---------------------
    (i)    Class A Certificates                                                            10,247,042.33               34.9181396
    (ii)   Class B Certificates                                                               426,969.62               34.9181396

                                                                                                                    Per $1,000 of
                                                                                                                  Original Principal
(B)  Amount of distribution allocable to interest:                                       Dollars ($)                   Balance
                                                                                      ------------------       ---------------------
    (i)    Class A Certificates                                                             1,189,512.44                4.0534195
    (ii)   Class B Certificates                                                                50,699.18                4.1462462

(C)  Pool Balance as of the close of business on the last day of the Collection Period   $216,332,382.39
                                                                                      ------------------


                                                                                                                    Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                                 Original Principal
     Collection Period                                                                   Dollars ($)                  Balance
                                                                                      ------------------       ---------------------
    (i)     Total Servicing Fee                                                               189,172.00
    (ii)    Class A Percentage of the Servicing Fee                                           181,604.95                0.6188427
    (ii)    Class B Percentage of the Servicing Fee                                             7,567.04                0.6188427

                                                                                                                    Per $1,000 of
                                                                                                                  Original Principal
                                                                                         Dollars ($)                  Balance
                                                                                      ------------------       ---------------------


(E)     (i)    Class A Interest Carryover Shortfall                                                 0.00                0.0000000
        (ii)   Class A Principal Carryover Shortfall                                                0.00                0.0000000
        (iii)  Class B Interest Carryover Shortfall                                                 0.00                0.0000000
        (iv)   Class B Principal Carryover Shortfall                                                0.00                0.0000000

        Change with respect to immediately preceding Distribution Date:

        (v)    Class A Interest Carryover Shortfall                                                 0.00                0.0000000
        (vi)   Class A Principal Carryover Shortfall                                                0.00                0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                 0.00                0.0000000
        (viii) Class B Principal Carryover Shortfall                                                0.00                0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments
     allocated to principal                                                                                          Pool Factor
                                                                                                               ---------------------
    (i)    Class A Pool Factor                                                                                          0.7076931
    (ii)   Class B Pool Factor                                                                                          0.7076931

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)         $675,828.91
                                                                                      ------------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the
    preceding Collection Period                                                              $984,142.08

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date                          $7,660,522.25
                                                                                      ------------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
     giving effect to all payments allocated to principal                                                        Principal Balance
                                                                                                               ---------------------
    (i)    Class A Principal Balance                                                                               207,678,901.35
    (ii)   Class B Principal Balance                                                                                 8,653,481.04

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
     Date                                                                                          $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased
     by the Servicer with respect to the Related Collection Period ($)                             $0.00
                                                                                      ------------------

                            BANC ONE AUTO GRANTOR                         PAGE 8
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
         COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                      DISTRIBUTION DATE JANUARY 15, 1997


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:

     (i)   Servicing Fee                                                            $189,172.00
     (ii)  Servicing Fees retained by the Seller                                     189,172.00
                                                                                  -------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                        $0.00
                                                                                                     --------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
    Account:

      (i)   for the Class A Interest Distribution                                 $1,189,512.44
      (ii)  for the Class A Principal Distribution                                10,247,042.33
                                                                                  -------------
      (iii) Total (i+ii)                                                                             $11,436,554.77
                                                                                                     --------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
    Account:

      (i)   for the Class B Interest Distribution                                    $50,699.18
      (ii)  for the Class B Principal Distribution                                   426,969.62
                                                                                  -------------
      (iii) Total (i+ii)                                                                                $477,668.80
                                                                                                     --------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
     Reserve Fund                                                                                       $282,814.43
                                                                                                     --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:

     (i)    Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of Principal
            Collections                                                                                       $0.00
     (ii)   Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
            and the Class B Interest Distribution                                                              0.00
                                                                                                     --------------
     (iii)  Total                                                                                                             $0.00
                                                                                                                      --------------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:

     (i)     Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
             of the Class A Interest Distribution                                                             $0.00
     (ii)    Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
             Distribution, the Class B Interest Distribution, and the Class A
             Principal Distribution                                                                            0.00
                                                                                                     --------------
     (iii)  Total                                                                                                             $0.00
                                                                                                                      --------------
